EXHIBIT 10(a) -- Assignment and
Acceptance (dated April 24, 1995)
of an interest in the credit
agreement (dated March 17, 1995) to
Corestates Bank and Promissory
Notes dated April 13, 1995 by and
between the registrant and
Corestates Bank and Nationsbank,
N.A.


     ASSIGNMENT AND ACCEPTANCE
        Dated April 24, 1995

     Reference is made to the
Credit Agreement dated as of March
17, 1995 (the "Credit Agreement")
among One Price Clothing Stores,
Inc., the Banks listed on the
signature pages thereto and
NationsBank, N.A. (Carolinas) as
agent (the "Agent").  Terms defined
in the Credit Agreement are used
herein with the same meaning.

     NationsBank, N.A. (Carolinas)
(the "Assignor") and CoreStates
Bank (the "Assignee") agree as
follows:

     1.   The Assignor hereby sells
and assigns to the Assignee, and
the Assignee hereby purchases and
assumes from the Assignor, a 37.5%
interest in and to all of the
Assignor's rights and obligations
under the Credit Agreement as of
the Effective Date (as defined
below) (including, without
limitation, such percentage
interest in (i) the Assignor's
Commitment under the Credit
Agreement as in effect on the
Effective Date, (ii) the Assignor's
Revolving Loan Commitment under the
Credit Agreement as in effect on
the Effective Date, (iii) the
Assignor's Letter of Credit
Commitment under the Credit
Agreement as in effect on the
Effective Date, (iv) the Loans
owing to the Assignor under the
Credit Agreement on the Effective
Date, (v) the Note held by the
Assignor under the Credit Agreement
and the rights and obligations
appurtenant thereto under the
Financing Documents and (vi) all
Letters of Credit issued as of the
Effective Date.  Upon the Effective
Date, (a) the Assignor's Revolving
Loan Commitment shall be
$15,625,000.00, the Assignor's
Letter of Credit Commitment shall
be $9,375,000.00 and the Assignor's
Commitment Percentage shall be
62.5% and (b) the Assignee's
Revolving Loan Commitment shall be
$9,375,000.00, the Assignee's
Letter of Credit Commitment shall
be $5,625,000.00 and the Assignee's
Commitment Percentage shall be
37.5%.

     2.   The Assignor (i)
represents and warrants that as of
the date hereof its Revolving Loan
Commitment under the Credit
Agreement (without giving effect to
assignments thereof which have not
yet become effective) is
$25,000,000.00 and its Letter of
Credit Commitment under the Credit
Agreement (without giving effect to
assignments thereof which have not
yet become effective) is
$15,000,000.00; (ii) represents and
warrants that it is the legal and
beneficial owner of the interest
being assigned by it hereunder and
that such interest is free and
clear of any adverse claim; (iii)
makes no representation or warranty
and assumes no responsibility with
respect to any statements,
warranties or representations made
in or in connection with the Credit
Agreement or any other Financing
Document or the execution,
legality, validity, enforceability,
genuineness, sufficiency or value
of the Credit Agreement or any
Financing Document or any other
instrument or document furnished
pursuant thereto; and (iv) makes no
representation or warranty and
assumes no responsibility with
respect to the financial condition
of the Borrower or the performance
or observance by the Borrower of
any of its obligations under the
Credit Agreement or any Financing
Document or any other instrument or
document furnished pursuant
thereto.

     3.   The Assignee (i)
represents and warrants that it is
legally authorized to enter into
this Assignment and Acceptance (ii)
confirms that it has received a
copy of the Credit Agreement and
each other Financing Document (as
defined in the Credit Agreement),
together with copies of the
financial statements referred to in
Section 5.01(a) of the Credit
Agreement for the fiscal year
ending December 31, 1995 and such
other documents and information as
it has deemed appropriate to make
its own credit analysis and
decision to enter into this
Assignment and Acceptance; (iii)
agrees that it will, independently
and without reliance upon the
Agent, the Assignor or any other
Bank and based on such documents
and information as it shall deem
appropriate at the time, continue
to make its own credit decisions in
taking or not taking action under
the Credit Agreement or any other
Financing Document; (iv) appoints
and authorizes the Agent to take
such action as the Agent on its
behalf and to exercise such powers
under the Credit Agreement and each
Financing Document as are delegated
to the Agent by the terms thereof,
together with such powers as are
reasonably incidental thereto; (v)
agrees that it will perform in
accordance with their terms all of
the obligations which by the terms
of the Credit Agreement or any
Financing Document are required to
be performed by it as a Bank; and
(vi) specifies as its address for
notices the address set forth
beneath its name on the signature
pages hereof [and (vii) attaches
the forms prescribed by the
Internal Revenue Service of the
United States certifying as to the
Assignee's status for purposes of
determining exemption from United
States withholding taxes with
respect to all payments to be made
to the Assignee under the Credit
Agreement and the Note or such
other documents as are necessary to
indicate that all such payments are
subject to such rates at a rate
reduced by an applicable tax
treaty].

     4.   The effective date for
this Assignment and Acceptance
shall be April 13, 1995 (the
"Effective Date").  Following the
execution of this Assignment and
Acceptance, it will be delivered to
the Agent for acceptance and
recording by the Agent.

     5.   Upon such acceptance and
recording, as of the Effective
Date, (i) the Assignee shall be a
party to the Credit Agreement and,
to the extent provided in this
Assignment and Acceptance, have the
rights and obligations of a Bank
thereunder and (ii) the Assignor
shall, to the extent provided in
this Assignment and Acceptance,
relinquish its rights and be
released from its obligations under
the Credit Agreement.

     6.   Upon such acceptance and
recording, from and after the
Effective Date, the Agent shall
make all payments under the Credit
Agreement and the Note of the
Assignor in respect of the interest
assigned hereby (including, without
limitation, all payments of
principal, interest and fees with
respect thereto) to the Assignee.
The Assignor and Assignee shall
make all appropriate adjustments in
payments under the Credit Agreement
and such Notes of the Assignor for
periods prior to the Effective Date
directly between themselves.

     7.   This Assignment and
Acceptance shall be governed by,
and construed in accordance with,
the laws of the State of North
Carolina.

     8.   This Agreement is
conditioned upon the consent of the
Borrower and the Agent pursuant to
Section 9.06(c) of the Credit
Agreement.  The execution of this
Assignment and Acceptance by the
Borrower and the Agent is evidence
of such consent.  Pursuant to
Section 9.06(c) of the Credit
Agreement, the Borrower agrees to
deliver a Note payable to the
Assignee to evidence the assignment
and assumption provided for herein.
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[S]                           [C]
                              NATIONSBANK, N.A. (CAROLINAS)


                              By:   /s/Mark D. Halmrast
                              Title:Vice President

                              CORESTATES BANK

                              By:   /s/James Richards
                              Title:Vice President

                              Address for Notices:

                              1339 Chestnut Street
                              P.O. Box 7618
                              Philadelphia, Pennsylvania
                               19101-7618
                              F.C.1-8-3-16
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Accepted this 13th day
of April, 1995

NATIONSBANK, N.A. (CAROLINAS) as Agent


By   /s/Mark D. Halmrast
Title  Vice PResident


ONE PRICE CLOTHING STORES, INC.


By   /s/Stephen A. Feldman

Title Chief Financial Officer


        PROMISSORY NOTE


               April 13, 1995

     For value received, ONE PRICE
CLOTHING STORES, INC., a Delaware
corporation (the "Borrower"), promises to pay to the order of NationsBank, N.A.
(Carolinas) (the "Bank"), the unpaid
principal amount of each Loan ("Loan")
made by the Bank to the Borrower pursuant to the Credit Agreement (hereinafter defined). Each such Loan shall be payable on the Termination Date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in United States Dollars in immediately available funds at the offices of NationsBank, N.A. (Carolinas) in
Charlotte, North Carolina.

     All Loans made by the Bank to the
Borrower and all repayments of the
principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached to and made a part hereof;
provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit
Agreement.

     This promissory note is one of the
Notes referred to in the Credit Agreement dated as of March 17, 1995, among the Borrower, the banks party thereto and NationsBank, N.A. (Carolinas) as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. All of the terms, conditions and covenants of the Credit
Agreement are hereby expressly made a part of this promissory note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this promissory note is entitled to the benefits of and remedies provided in the Credit Agreement.
/table
[S]                              [C]
                                 ONE PRICE CLOTHING STORES, INC.
ATTEST:

By:_____________________           By: /s/ Stephen A. Feldman

Title:___________________          Title:Chief Financial Officer
   (Corporate Seal)


                         Promissory Note (cont'd)

                      LOANS AND PAYMENTS OF PRINCIPAL

_________________________________________________________________
[S] [C]        [C]            [C]                 [C]
                              Amount of
               Amount of      Principal           Notation
     Date        Loan         Repaid              Made By

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________
\table

               PROMISSORY NOTE


               April 13, 1995

     For value received, ONE PRICE
CLOTHING STORES, INC., a Delaware
corporation (the "Borrower"), promises to pay to the order of CoreStates Bank (the
"Bank"), the unpaid principal amount of
each Loan ("Loan") made by the Bank to the Borrower pursuant to the Credit Agreement
(hereinafter defined).  Each such Loan
shall be payable on the Termination Date provided for in the Credit Agreement. The
Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in United States Dollars in immediately available funds at the offices of NationsBank, N.A. (Carolinas) in
Charlotte, North Carolina.

     All Loans made by the Bank to the
Borrower and all repayments of the
principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached to and made a part hereof;
provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit
Agreement.

     This promissory note is one of the
Notes referred to in the Credit Agreement dated as of March 17, 1995, among the Borrower, the banks party thereto and NationsBank, N.A. (Carolinas) as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. All of the terms, conditions and covenants of the Credit
Agreement are hereby expressly made a part of this promissory note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this promissory note is entitled to the benefits of and remedies provided in the Credit Agreement.
/table
[S]                                [C]
                                   ONE PRICE CLOTHING STORES, INC.
ATTEST:

By:_____________________           By:  /s/ Stephen A. Feldman

Title:__________________           Title:  Chief Financial
Officer
        (Corporate Seal)


                         Promissory Note (cont'd)

                      LOANS AND PAYMENTS OF PRINCIPAL

_________________________________________________________________
[S]  [C]       [C]            [C]                 [C]
                              Amount of
               Amount of      Principal           Notation
     Date        Loan         Repaid              Made By

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

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